UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2015

IDEXX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director. The board of directors (the “Board”) of IDEXX Laboratories, Inc. (the “Company”) elected Bruce L. Claflin as an independent Class I Director and member of its audit committee and nominating and governance committee on July 14, 2015. To accommodate Mr. Claflin’s election as a Class I Director, the Board increased the number of Directors constituting the Board from eight to nine and the number of Class I Directors from two to three. The number of Directors constituting the Board and the number of Class I Directors had been previously reduced at a meeting of the Board immediately following the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”) from nine to eight and from three to two, respectively. These reductions were made by the Board in connection with the retirement of Robert J. Murray as a Class III Director at the 2015 Annual Meeting pursuant to the mandatory retirement provisions of the Company’s Corporate Governance Guidelines and the Board’s subsequent reassignment of Barry C. Johnson, who had been re-elected as a Class I Director at the 2015 Annual Meeting, from a Class I to Class III Director to fill the vacancy created by Mr. Murray’s retirement.

It is expected that Mr. Claflin will stand for election by stockholders as a Class I Director at the 2018 annual meeting of stockholders, with a three-year term expiring in 2021.

Mr. Claflin will receive the same compensation as is paid to other nonemployee Directors of the Company as described in the section entitled “Corporate Governance – Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 25, 2015, which description is incorporated herein by reference. The cash fee to be paid to Mr. Claflin for the third quarter of 2015 will be prorated to reflect his election on July 14, 2015. Annual deferred stock unit and stock option grants were made to Directors on May 6, 2015, the date of the 2015 Annual Meeting. Since Mr. Claflin was not serving as a Director at that time, such grants will be made to Mr. Claflin on September 1, 2015, and the award values will be prorated to reflect the portion of the year during which he will serve on the Board, specifically from his election on July 14, 2015 until the Company’s 2016 annual meeting of stockholders.

On July 14, 2015, the Company issued a press release regarding Mr. Claflin’s election to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed.

99.1	Press Release dated July 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: July 14, 2015	By:	/s/ Jacqueline L. Studer
Jacqueline L. Studer
Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 14, 2015.